SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  THE BSG FUNDS
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:


     2) Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     4) Proposed maximum aggregate value of transaction:


     5) Total fee paid:



|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:



     2) Form, Schedule or Registration Statement No.:



     3) Filing Party:



     4) Date Filed:

Dear Shareholder:

As we enter our second year of operations for The Banc Stock Group Fund, we would like to thank each of you for your investment in community bank stocks from across the nation.

Enclosed is a proxy statement that allows you to vote for the recent changes we hope to bring to the Fund. We have attempted to fashion the Fund along the lines of most other mutual funds available in the market today, by providing for a distribution plan which we hope will enable third party distributors to promote continued asset growth in the Fund. IT IS IMPORTANT TO NOTE THAT IF THE DISTRIBUTION PLAN IS IMPLEMENTED, THE EXPENSES TO SHAREHOLDERS OF THE FUND WILL NOT INCREASE.

Please read the proxy statement carefully, place your vote and return it promptly in the enclosed envelope. We thank you for your time and attention and anticipate serving you for many years to come.

Sincerely,

THE BANC STOCK GROUP FUND

Lisa R. Hunter
Trustee
Vice President, Compliance
The Banc Stock Group Fund

                                  THE BSG FUNDS
                                1105 SCHROCK ROAD
                                    SUITE 437
                              COLUMBUS, OHIO 43229

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 26, 1999


Dear Shareholders:

The Board of Trustees of The BSG Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of Banc Stock Group Fund (the "Fund") to be held at the offices of Heartland Advisory Group, Inc., 1105 Schrock Road, Suite 437, Columbus, Ohio 43229 on Friday, February 26, 1999 at 4:00 p.m., Eastern Standard Time, for the following purposes:

     I. Approval of a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended; and

     II. Approval of a new Management Agreement between the Trust and Heartland Advisory Group, Inc.; and

     III. Ratification of the selection of McCurdy & Associates CPA's, Inc. as the independent accountants for the Trust for the fiscal year ending February 28, 2000; and

     IV. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record of the Funds at the close of business on February 8, 1999 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.



                                             By Order of the Board of Trustees

                                                                LISA R. HUNTER
                                                                     Secretary

Columbus, Ohio
February 12, 1999


                             YOUR VOTE IS IMPORTANT


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                  THE BSG FUNDS
                                1105 SCHROCK ROAD
                                    SUITE 437
                              COLUMBUS, OHIO 43229
                                  ------------

                                 PROXY STATEMENT

                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 26, 1999
                                  ------------

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The BSG Funds (the "Trust"), on behalf of Banc Stock Group Fund (the "Fund") for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Heartland Advisory Group, Inc., 1105 Schrock Road, Suite 437, Columbus, Ohio 43229 on February 26, 1999 at 4:00 p.m., Eastern Standard Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about February 12, 1999.

                                    THE PROXY

         The Board of Trustees solicits proxies so that every shareholder may vote on the proposals to be considered at the Meeting. A proxy card for voting your shares is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified in the proxy. If no specification is made, the shares represented by a duly executed proxy will be voted:

     I. For approval of the Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended; and

     II. For approval of the new Management Agreement between the Trust and Heartland Advisory Group, Inc.; and

     III. For the ratification of the selection of McCurdy & Associates CPA's, Inc, as independent accountants for the Trust for the fiscal year ending February 28, 2000; and

     IV. At the discretion of the proxy holders on any other matter that may come before the meeting.

         You may revoke your proxy at any time before it is exercised by signing and delivering a subsequently dated proxy card, by sending written notice to the President of the Trust revoking your proxy or by attending and voting in person at the Meeting. The solicitation of proxies will occur primarily by mail but also may include telephone or oral communications by regular employees of Heartland Advisory Group, Inc., the Fund's investment adviser (the "Adviser").

                                    PROPOSALS

                        I. APPROVAL OF DISTRIBUTION PLAN

         Recently, the Fund has been sold most successfully through broker/dealers and other financial intermediaries who have been attracted to the Fund's unique investment strategy and who have been able to explain the strategy and its benefits to their customers. The Board of Trustees believes that the Fund's interests will be best served by continued asset growth and that the most promising source of that growth is expanded third party distribution. The Board of Trustees also believes that present limitations on the Fund's ability to access third party distribution channels will limit future growth and that it is important to adopt policies that promote continued asset growth of the Fund.

         A mutual fund can pay its own distribution expenses under a distribution plan which conforms to Rule 12b-1 of the 1940 Act. Such plans have become common among mutual funds. Under existing arrangements, third parties have been compensated for their sales efforts by the Adviser, out of its own resources, and not by the Fund. Management of the Fund believes that third parties will be more likely to sell shares of the Fund if they are paid 12b-1 fees pursuant to a distribution plan because they are more accustomed to that type of payment structure. Further, Management believes that an expanded third party distribution system will result in increased Fund sales which will facilitate more efficient portfolio management.

          The Trustees believe that a Distribution Plan would significantly enhance the Fund's ability to expand distribution and thereby allow more efficient management of the Fund's portfolio. Therefore, the Trustees are strongly recommending that the Fund adopt the proposed Distribution Plan (the "Distribution Plan"), under which the Fund will pay its own distribution expenses.

         In conjunction with the Distribution Plan, the Trustees and the Adviser have proposed that the Trust enter into a new Management Agreement with the Adviser (the "New Agreement") whereby the Adviser will no longer pay the Fund's distribution expenses. To offset the shift of distribution expenses from the Adviser to the Fund, the Adviser has agreed to lower its management fee by 0.25%, the amount of the proposed 12b-1 fee. THEREFORE, THE EXPENSES TO SHAREHOLDERS WILL NOT INCREASE IF THE PLAN IS ADOPTED. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Distribution Plan, a copy of which is attached hereto as Appendix A.


                       PROPOSED DISTRIBUTION ARRANGEMENTS
                       ----------------------------------

           The Distribution Plan permits the Fund to engage, directly or indirectly, in any activity related to the distribution of its shares. These activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Distribution Plan) who engage in or support distribution of shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; and (f) costs of implementing and operating the Distribution Plan.

         Under the Distribution Plan, the Fund would pay the Adviser 0.25% of the Funds' average daily net assets for all distribution related services and expenses. The Adviser has agreed to lower its fee by 0.25% if the Plan is adopted. THEREFORE, IF THE DISTRIBUTION PLAN IS IMPLEMENTED, THE EXPENSES TO SHAREHOLDERS OF THE FUND WILL NOT INCREASE. Michael E.Guirlinger and Lisa R. Hunter, trustees of the Trust, may benefit indirectly from payments received by the Adviser under the Distribution Plan because of their relationships with the Fund's Adviser and Underwriter. Mr. Guirlinger is an executive officer of the Adviser and Underwriter and Ms. Hunter is an executive officer of the Underwriter.

         The Distribution Plan does not obligate the Fund to reimburse the Adviser for the expenses that the Adviser may incur in connection with the sales and promotion of the Fund. Thus, under the Distribution Plan, even if the Adviser's expenses for distributing the shares exceed the fee payable by the Fund, the Fund would not be obligated to pay more than that fee. Conversely, although it is not expected to be the case in the foreseeable future, if the Adviser's expenses are less than the fee it receives, the Adviser would retain the full amount of the fee and thereby realize a profit. The 12b-1 fee would be paid by the Fund to the Adviser unless and until the Distribution Plan is terminated or not renewed. In any event, any distribution or service expenses incurred by the Adviser in excess of the 12b-1 fee payments it has received or accrued through the termination date would be the sole responsibility and liability of the Adviser and would not be obligations of the Fund.

          Among other things, the Distribution Plan also provides that (1) at least quarterly, the Treasurer of the Trust will submit to the Trust's Board of Trustees, and the trustees will review, reports regarding all amounts expended under the Distribution Plan and the purposes for which such expenditures were made, (2) the Distribution Plan and any related agreements will continue in effect only so long as they are approved at least annually by the Trust's Board of Trustees, as well as by the Qualified Trustees, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Distribution Plan shall not be materially increased without the affirmative vote of the holders of a majority of the applicable class of shares, and (4) while the Distribution Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not interested persons of the Trust.

                  FACTORS CONSIDERED BY THE BOARD OF TRUSTEES.
                  --------------------------------------------

         On January 20, 1999, the Trust's Board of Trustees, by unanimous vote of both the full Board and those trustees who have no financial interest in the operation of the Distribution Plan or any agreement related thereto ("Qualified Trustees"), approved the Distribution Plan.

         Prior to approving the Distribution Plan, the trustees were provided with detailed information relating thereto. Among other things, the trustees considered information relating to the merits of certain possible alternatives to the Distribution Plan, the potential costs and benefits of the Distribution Plan to shareholders, the compensation that the Adviser would receive from the Fund, including the 12b-1 fees, and the likelihood that the Distribution Plan would succeed in producing its intended results.

         The trustees also considered the benefits to shareholders of growth of Fund assets. In particular, the trustees noted that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective. The trustees also noted that increases in Fund assets would enable the Adviser to further diversify the Fund's portfolio by investing in stocks of more issuers. In addition, the Adviser indicated to the trustees that it would strongly consider future reductions in fees, thereby reducing the Fund's expense ratio, if the Adviser is able to realize economies of scale as a result of such growth.

         In approving the Distribution Plan, the trustees considered the methods of distribution of Fund shares and discussed the likelihood of growth of the Fund without a Distribution Plan. The trustees also considered the features of the proposed distribution system with respect to the Fund, including (1) the current distribution expenses paid by the Adviser, (2) management's belief that the Distribution Plan expenditures would be attractive to the broker/dealers and other third party distribution channels, resulting in greater growth of the Fund than might otherwise be the case, (3) the Fund's estimated expenses and costs under the Distribution Plan, and (4) the anticipated benefits of the Distribution Plan, including more efficient portfolio management and possible reductions in the Fund's expense ratio.

         In particular, the trustees concluded that it was likely that the Distribution Plan would enable the Fund to increase its assets and provide the anticipated benefits to the Fund and its shareholders. The trustees also considered, as discussed above, (i) that the Adviser agreed to lower its fee by the amount of the Distribution Plan so that shareholder expenses would not increase as a result of its adoption and (ii) although there is no assurance, that the Adviser may reduce its fees if it achieves sufficient economies of scale.

         Following their consideration, the trustees, including the Qualified Trustees, concluded that the fees payable by the Fund under the Distribution Plan were reasonable, in view of the services that would be provided by the Adviser and the anticipated benefits of the Distribution Plan, and that the Distribution Plan would provide the needed flexibility to the Adviser in its distribution efforts. The trustees, including a majority of the Qualified Trustees, determined that approval of the Distribution Plan would be in the best interests of the Fund and would have a reasonable likelihood of benefiting the Fund and its shareholders, once approved. Accordingly, the Board of Trustees unanimously approved the Distribution Plan.

                    RECOMMENDATION OF THE BOARD OF TRUSTEES.
                    ----------------------------------------

         For the reasons set forth above, the Board of Trustees recommends that the shareholders of the Fund vote FOR the Distribution Plan. The Distribution Plan will be effective only if the shareholder also approve the new Management Agreement (Proposal II). If both the Distribution Plan and Proposal II are not approved by the shareholders, the Board will take such action as is necessary or appropriate in the best interest of the shareholders, subject to legal requirements.

            THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL I.


                      II. APPROVAL OF MANAGEMENT AGREEMENT

         The current Management Agreement between the Trust and Heartland Advisory Group, Inc. was approved by shareholders on April 24, 1997 (the "Current Agreement"). Under the Current Agreement, the Fund pays the Adviser an annual fee of 2.50% of its average daily net assets. The Current Agreement provides that the Adviser pays substantially all expenses of the Fund, including compensation to third parties for their sales efforts.

         The Current Agreement does not permit the Fund to bear any distribution expenses under the proposed Distribution Plan. At their January 20, 1999 meeting, the Board of Trustees considered revisions to the Current Agreement to allow the Fund to pay expenses pursuant to the Distribution Plan. Under the New Agreement, the Adviser will continue to provide the same services to the Fund as it does under the Current Agreement; however, it will not be required to pay expenses that will be covered by the Distribution Plan. In order to keep shareholder expenses at their current level once the Distribution Plan is adopted, the Adviser has agreed to lower its fee to 2.25%, a decrease equal to the 0.25% distribution fee. The New Agreement also permits the Fund to introduce new classes of shares with different 12b-1 fees; however, the 12b-1 fee paid by any new class will have no impact on the expenses of the Class A shares.

         In addition, the Adviser retains the right to use certain names in connection with another investment company or business enterprise with which the Adviser is or may be associated. The Trust may use these names until ninety days after the termination of the Management Agreement or upon ninety days notice from the Adviser. Under the terms of the Current Agreement, the Adviser retained the rights to use the names "BSG" and "First American Bancshares," a former name of the Fund. Under the terms of the New Agreement, the Adviser retains the rights to use the names "BSG" and "Banc Stock Group." The New Agreement also contains other non-substantive changes. This discussion is qualified in its entirety by reference to the New Agreement, a copy of which is attached hereto as Appendix B.


                            MANAGEMENT OF THE ADVISER
                            -------------------------

         The Adviser, an Ohio corporation, has acted as investment adviser to the Fund since it commenced operations on August 1, 1997. Mr. Michael E. Guirlinger, 5231 C Drumcally Lane, Dublin, Ohio 43017, is the President, CEO, Treasurer and sole director of the Adviser. He is also the President, CEO and Treasurer of The Banc Stock Group, Inc., The Banc Stock Exchange of America Inc. and Buckeye Bancstocks, Inc. For the period ended February 28, 1998, the Fund paid a management fee of $110,653 to the Adviser. Because the Adviser pays all operating expenses of the Fund (except brokerage, taxes, interest, fees and expenses on non-interested person trustees and extraordinary expenses), the management fee paid to the Adviser was equal to the Fund's total operating expenses. The Adviser has agreed to reimburse other expenses for the fiscal year ending February 28, 1999 to the extent necessary to maintain total expenses at a level equal to the management fee. Under the New Agreement, the expenses of the Fund will remain at the same level as under the Current Agreement because the compensation to the Adviser will be reduced by 0.25%, but the 12b-1 expenses will be increased by the same amount.

         The Adviser is a subsidiary of Banc Stock Financial Services, Inc., ("BSFS") 1105 Schrock Road, Suite 437, Columbus, Ohio 43229, the Fund's Distributor. For the period ended February 28, 1998, the Fund paid BSFS brokerage commissions of $196,987 (99.67% of all brokerage commissions) for effecting 98.66% of the Fund's brokerage transactions.

                  FACTORS CONSIDERED BY THE BOARD OF TRUSTEES.
                  --------------------------------------------

         At their meeting on January 20, 1999, all trustees present, including all of the independent trustees present, considered and unanimously approved the New Agreement. Senior management of the Adviser presented information regarding the revised fee structure of the New Agreement and its likely impact on shareholders. In considering the New Agreement, the trustees reviewed the services to be provided by the Adviser, analyzing factors they deemed relevant, including (i) the nature, quality, and scope of the services to be provided,
(ii) the ability of the Adviser to provide such services, and (iii) the reasonableness and fairness of the proposed fees in relation to the services to the Fund. The trustees also reviewed the fees to be paid to the Adviser in light of (i) the expenses of the Fund that would be paid by the Adviser and (ii) fees paid to other investment managers by comparable funds.

         In evaluating the New Agreement, there was considerable discussion by the trustees about the proposed fee structure. The trustees placed importance on the fact that the Adviser agreed to lower its fees by the amount of the distribution fees in order to maintain shareholder expenses at their current level. After consideration of these and other factors, the trustees, including a majority of the independent trustees, approved the New Agreement.

                    RECOMMENDATION OF THE BOARD OF TRUSTEES.
                    ----------------------------------------

         For the above mentioned reasons, the Board of Trustees recommends that the shareholders of the Fund vote FOR the New Agreement. The New Agreement will be effective only if the shareholders also approve the Distribution Plan (Proposal I). If both the New Agreement and Proposal I are not approved by the shareholders, the Current Agreement will remain in place and the Board of Trustees will consider whether other action should be taken.

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL II.


            III. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The 1940 Act, which is the primary federal law that regulates the Trust, requires every registered investment company to be audited at least once a year by independent accountants selected by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The 1940 Act also requires that the selection be submitted for ratification by the shareholders at their next meeting following the selection.

         Under this proposal, shareholders of the Trust are asked to ratify the Board's unanimous selection of McCurdy & Associates CPA's, Inc. ("McCurdy & Associates") as the Trust's independent accountants for the fiscal year ending February 28, 2000. McCurdy has been the Trust's independent accountants since April 24, 1997. At that time, the Board of Directors unanimously selected McCurdy & Associates based on its industry experience and depth of expertise. At a meeting on April 22, 1998, the Board again elected McCurdy & Associates as independent accountants.

         McCurdy & Associates representatives are not expected to be present at the meeting. Unless otherwise instructed, the proxies will vote for the ratification of the selection of McCurdy & Associates as the Trust's independent accountants.

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL III.


                          VOTING SECURITIES AND VOTING

          There were 1,480,030.479 shares of beneficial interest of the Fund issued and outstanding at the close of business on February 8, 1999, the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date").

         Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each holder of shares is entitled to one (1) vote per share held, and fractional votes for fractional shares held, of record on the Record Date on any matter submitted to a vote at the Meeting.

         The presence, in person or by proxy, of the holders of at least a majority of the shares entitled to vote is necessary to constitute a quorum at the Meeting. If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies may also adjourn the meeting for any other reason in their discretion. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         With respect to Proposals I and II, approval requires the affirmative vote of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Fund entitled to vote at the Meeting. As defined in the 1940 Act, a majority of the outstanding shares means the vote of (1) 67% or more of the voting shares present at the meeting, if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares, whichever is less. The affirmative vote of a simple majority of the voted shares of each class of each Fund is required to approve Proposal III, ratification of the selection of McCurdy & Associates CPA's, Inc. Unless otherwise instructed, the proxies will vote FOR the approval of the Distribution Plan, the Management Agreement and McCurdy & Associates CPA's, Inc.

          As of February 8, 1999, the trustees and officers of the Fund beneficially owned less than 1% of the outstanding following shares of the Fund.

         "Broker non-votes" and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares represented at the meeting, but are not affirmative votes for any proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. With respect to Proposals I and II, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding. However, with respect to Proposal III, they will have no effect on its approval or disapproval because approval requires a majority of voted shares.

         THE TRUST WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, WHICH INCLUDES FINANCIAL AND OTHER INFORMATION ABOUT THE FUND. SUCH REQUEST SHOULD BE DIRECTED TO MR. MICHAEL
E. GUIRLINGER, TREASURER, THE BSG FUNDS, 1105 SCHROCK ROAD, SUITE 437, COLUMBUS, OHIO 45229 TELEPHONE NUMBER (800) 347-2265.


                              SHAREHOLDER PROPOSALS

         Shareholders should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder meeting. If a shareholder meeting is called for any purpose, shareholder proposals to be presented must be received by the Trust at its principal office within a reasonable time before the proxy solicitation is made.


                              COST OF SOLICITATION

         The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and Proxy and any additional material relating to the meeting and the cost of soliciting proxies will be borne by the Adviser. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.


                                  OTHER MATTERS

         The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. However, if any other matters properly come before the meeting, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their judgment, and discretionary authority to do so is included in the proxy.

INVESTMENT ADVISER                  DISTRIBUTOR
Heartland Advisory Group, Inc.      Banc Stock Financial Services, Inc.
1105 Schrock Road, Suite 437        1105 Schrock Road, Suite 437
Columbus, Ohio  45229               Columbus, Ohio  45229


                  ADMINISTRATOR
                  American Data Services, Inc.
                  P.O. Box 5536
                  Hauppauge, New York  11788-0132


                                               BY ORDER OF THE BOARD OF TRUSTEES



                                                                  LISA R. HUNTER
Dated February 12, 1999                                                Secretary

PROXY
                                  THE BSG FUNDS
                              BANC STOCK GROUP FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 26, 1999

         The undersigned shareholder of the Banc Stock Group Fund (the "Fund"), a portfolio of The BSG Funds (the "Trust"), hereby nominates, constitutes and appoints Michael E. Guirlinger and Lisa R. Hunter and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Heartland Advisory Group, Inc., 1105 Schrock Road, Suite 437, Columbus, Ohio 45229 on February 26, 1999 at 4:00 p.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         PROPOSAL I.       APPROVAL OF THE DISTRIBUTION PLAN

                  Approval or disapproval of the Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

           |_| FOR                   |_| AGAINST                    |_| ABSTAIN

         PROPOSAL II.      APPROVAL OF THE  NEW MANAGEMENT AGREEMENT

                  Approval or disapproval of the New Management Agreement between the Trust and Heartland Advisory Group, Inc.

           |_| FOR                  |_| AGAINST                     |_| ABSTAIN

         PROPOSAL III.    RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

                  Ratification of the appointment of McCurdy & Associates CPA's, Inc. as independent accountants of the Trust for the fiscal year ending February 28, 2000.

           |_| FOR                   |_| AGAINST                    |_| ABSTAIN

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS I, II AND
III. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

________________  DATED:______________       ___________________________________
(Number of Shares)                                 (Please Print Your Name)

---------------------------------------------
                                             (Signature of Shareholder)

---------------------------------------------
                                             (Please Print Your Name)

---------------------------------------------
                                             (Signature of Shareholder)
                                             (Please date this proxy and sign
                                             your name as it appears on the
                                             label. Executors, administrators,
                                             trustees, etc. should give their
                                             full titles. All joint owners
                                             should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.
              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

                                                                      Appendix A

                              BANC STOCK GROUP FUND
                          CLASS A PLAN OF DISTRIBUTION
                             PURSUANT TO RULE 12B-1

      WHEREAS, The BSG Funds, an Ohio business trust (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest without par value (the "Shares"), which may be divided into one or more series of Shares; and

      WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Qualified Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Banc Stock Group Fund (the "Fund") and the Class A shareholders of the Fund, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

      NOW THEREFORE, the Trust hereby adopts this Plan for the Class A Shares of the Fund, in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

     1.   DISTRIBUTION ACTIVITIES. Subject to the supervision of the Trustees of
          ------------------------
          the Trust, the Trust may, directly or indirectly, engage in any activities related to the distribution of Class A Shares of the Fund, which activities may include, but are not limited to, the following:
          (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Class A Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Class A Shares, or that hold Class A Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (b) payments made to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that render shareholder support services not otherwise provided by the Trust's transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Class A Shares; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Class A Shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.


     2.   ANNUAL FEE. The Fund will pay the Fund's investment adviser ("the
          ----------
          Adviser") an annual fee for the Adviser's services in connection with the sales and promotion of the Fund, including its expenses in connection therewith (collectively, "Distribution Expenses"). The annual fee paid to the Adviser under this Plan will be calculated daily and paid monthly by the Fund on the first day of each month at an annual rate of 0.25% of the average daily net assets of the Class A shares of the Fund. Payments received by the Advisor pursuant to this Plan are in addition to fees paid by the Fund pursuant to the Management Agreement.

     3.   TERM AND TERMINATION.
          --------------------

          (a) This Plan shall become effective on March 1, 1999 provided it is approved by a majority of the Class A shareholders of the Fund.

          (b) Unless terminated as herein provided, this Plan shall continue in effect for one year from the effective date and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval.

          (c) This Plan may be terminated at any time by the vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class A Shares of the Fund. If this Plan is terminated, the Fund will not be required to make any payments for expenses incurred after the date of termination.

     4.   AMENDMENTS. All material amendments to this Plan must be approved in
          ----------
          the manner provided for annual renewal of this Plan in Section 3(b) hereof. In addition, this Plan may not be amended to increase materially the amount of expenditures provided for in Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Class A Shares of the Fund (as defined in the 1940 Act).

     5.   SELECTION AND NOMINATION OF TRUSTEES. While this Plan is in effect,
          ------------------------------------
          the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

     6.   QUARTERLY REPORTS. The Treasurer of the Trust shall provide to the
          -----------------
          Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

     7.   RECORDKEEPING. The Trust shall preserve copies of this Plan and any
          -------------
          related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan, the agreements or such reports, as the case may be, the first two years in an easily accessible place.

     8.   LIMITATION OF LIABILITY. A copy of the Agreement and Declaration of
          -----------------------
          Trust of the Trust is on file with the Secretary of the State of Ohio and notice is hereby given that this Plan is executed on behalf of the Trustees of the Trust as trustees and not individually and that the obligations of this instrument are not binding upon the Trustees, the shareholders of the Trust individually or the assets or property of any other series of the Trust, but are binding only upon the assets and property of the Fund.

      IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the date set forth below.


Date: ________, 1999


Attest:                                       The BSG Funds



                                              By:
-------------------------                        -----------------------------
Lisa Hunter, Secretary                           Michael Guirlinger, President

                                                                      APPENDIX B
                              MANAGEMENT AGREEMENT

TO:      HEARTLAND ADVISORY GROUP, INC.
         1105 SCHROCK ROAD, SUITE 437
         COLUMBUS, OHIO  43229

Dear Sirs:

         THE BSG FUNDS (the "Trust") herewith confirms our agreement with you.

         The Trust has been organized to engage in the business of an investment company. The Trust currently offers one series of shares to investors: Banc Stock Group Fund (the "Fund").

         You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

         1.       ADVISORY SERVICES
                  -----------------

                  You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

         2.       ALLOCATION OF CHARGES AND EXPENSES
                  ----------------------------------

                  You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares (excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") as amended); and all other organizational and operating expenses not specifically assumed by the Fund.

                  The Fund will pay all brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

         3.       COMPENSATION OF THE ADVISER
                  ---------------------------

                  For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 2.25% of the average value of its daily net assets.

                  The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         4.       EXECUTION OF PURCHASE AND SALE ORDERS
                  -------------------------------------

                  In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

                  You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

                  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

                  Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

         5.       LIMITATION OF LIABILITY OF ADVISER
                  ----------------------------------

                  You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, partners, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

                  Any person, even though also a director, partner, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, partner, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

         6.       DURATION AND TERMINATION OF THIS AGREEMENT
                  ------------------------------------------

                  This Agreement shall take effect on the date of its execution by you, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by
(i) the Board or (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons," as defined in the 1940 Act, of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

                  If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

                  This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

         7.       USE OF NAME
                  -----------

                  The Trust and you acknowledge that all rights to the names "BSG" and "Banc Stock Group" belong to you, and that the Trust is being granted a limited license to use such words in its Trust name, in the Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the names "BSG", "Banc Stock Group" and any derivation thereof shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the names may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the names "BSG", "Banc Stock Group" or any derivation thereof in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for these right to use these names.

         8.       AMENDMENT OF THIS AGREEMENT
                  ---------------------------

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         9.       NON-EXCLUSIVITY
                  ---------------

                  Nothing in this Agreement shall prevent you or any of your affiliated persons (as defined in the 1940 Act) from providing advisory services to any other person, firm or entity (including other investment companies); provided, however, that you expressly represent that you will undertake no activities which, in your reasonable judgment, will adversely affect the performance of your obligations under this agreement.

         10.      LIMITATION OF LIABILITY TO TRUST PROPERTY
                  -----------------------------------------

                  The term "The BSG Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

         11.      SEVERABILITY
                  ------------

                  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

         12.      QUESTIONS OF INTERPRETATION
                  ---------------------------

                  (a) This Agreement shall be governed by the laws of the State of Ohio.

                  (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement is revised by rule, regulation, order of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

         13.      NOTICES
                  -------

                  Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1105 Schrock Road, Suite 437, Columbus, Ohio 43229, and your address for this purpose shall be 1105 Schrock Road, Suite 437, Suite 201, Columbus, Ohio 43229.

         14.      COUNTERPARTS
                  ------------

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         15.      BINDING EFFECT
                  --------------

                  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.



         16.      CAPTIONS
                  --------

                  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                                   Yours very truly,

ATTEST:                                            THE BSG FUNDS

                                              By

                                                   Michael Guirlinger, President

Name/Title: Lisa R. Hunter                 Dated:  _________________, 1999
            Secretary

                                   ACCEPTANCE

         The foregoing Agreement is hereby accepted.

ATTEST:                                    HEARTLAND ADVISORY GROUP, INC.


                                           BY
                                           Michael Guirlinger, President




Name/Title: Lisa R. Hunter                Dated:  _________________, 1999
              Secretary